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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2004

                          Allstate Life Global Funding
                                 as depositor of

                    Allstate Life Global Funding Trust 2004-1

             (Exact name of registrant as specified in its charter)

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          Delaware                       001-32192                Not applicable
(State or other jurisdiction of     (Commission File Number)    (IRS Employer
        incorporation)                                          Identification No.)
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                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 365-0569


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Item 5.  Other Events and Required FD Disclosure

         Allstate Life Insurance Company ("Allstate Life"), the issuer of the Funding Agreement which secures the notes issued through the Allstate Life Global Funding Trust 2004-1 (the "Trust"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which means that it files periodic reports, including reports on Form 10-K and 10-Q, and other information with the Securities and Exchange Commission (the "Commission"). All of the reports and other information filed by Allstate Life under the Exchange Act are incorporated by reference into the registration statement filed with the Commission by Allstate Life and Allstate Life Global Funding ("Global Funding") (SEC Registration No. 333-112249) related to the offering, from time to time, of medium term notes by one or more newly formed Delaware statutory trusts, including the notes issued through the Trust, and into each periodic report on Form 10-K of Global Funding and the Trust. You can read and copy any reports or other information that Allstate Life files under the Exchange Act at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of such documents upon payment of a duplicating fee, by writing to the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Such filings of Allstate Life are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this report).

Item 7.  Financial Statements and Exhibits

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-112249), as amended, of Global Funding and Allstate Life, filed with the Securities and Exchange Commission on January 27, 2004 and amended on March 5, 2004, March 23, 2003 and April 16, 2004.

(c)      Exhibits

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Exhibit 1             Series Instrument, dated as of May 20, 2004 relating to the Trust.

Exhibit 4             Closing Instrument, dated as of May 27, 2004 relating to the Trust.

Exhibit 5.1           Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2           Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel to Global Funding.

Exhibit 23.1          Consent of Michael J. Velotta, Esq., in-house counsel to Allstate Life (included in Exhibit 5.1).

Exhibit 23.2          Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P. (included in Exhibit 5.2).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Allstate Life Global Funding,
                                       as depositor of
                                       Allstate Life Global Funding Trust 2004-1
                                       (Registrant)

                                       By:      AMACAR Pacific Corp.,
                                                not in its individual capacity,
                                                but solely as administrator*

                                       By: /s/ Evelyn Echevarria
                                       Name:   Evelyn Echevarria
                                       Title:  Vice President
Date: May 28, 2004

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* Allstate Life Global Funding and Allstate Life Global Funding Trust 2004-1 are
statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and Allstate Life Global Funding Trust 2004-1.
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                                  EXHIBIT INDEX

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Exhibit
Number                                                        Description

Exhibit 1             Series Instrument, dated as of May 20, 2004 relating to the Trust.

Exhibit 4             Closing Instrument, dated as of May 27, 2004 relating to the Trust..

Exhibit 5.1           Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2           Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel to Global Funding.

Exhibit 23.1          Consent of Michael J. Velotta, Esq., in-house counsel to Allstate Life (included in Exhibit 5.1).

Exhibit 23.2          Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P. (included in Exhibit 5.2).
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